Exhibit 99.1

April 16, 2019 2019 Shareholder Meeting

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: □ Increasing competition in the communications industry; and □ A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Management Reports Chris French President and CEO

5 $(0.9) $66.4 $46.6 Financial Highlights (in millions) x Revenue Net Income Operating Income x x 2016 2018 2017 Operating Expense

6 Net Income History (in millions) x x x $15.1 $18.1 $13.0 $16.3 $29.6 $33.9 $40.9 ($0.9) $66.4 $46.6 -$10 $0 $10 $20 $30 $40 $50 $60 $70 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Note: 2017 figures break out tax reform impact for comparison

7 Adjusted OIBDA History (in millions) x x x $77 $84 $93 $107 $119 $132 $151 $246 $281 $286 $0 $50 $100 $150 $200 $250 $300 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

8 Cash Dividend History (per Share, Split Adjusted) x x

9 Split - Adjusted Stock Price and Value of Original Share x

10 David L. Heimbach x Executive Vice President and Chief Operating Officer Twenty year telecommunications veteran • 2015 - 2018 Rise Broadband • Chief Operating Officer • 1996 - 2000 and 2003 - 2014 Cincinnati Bell • Chief Operating Officer • Sr VP & General Manager, Business/Carrier Markets • VP & General Manager, Evolve Business Solutions • VP, Product Development • Multiple other roles with increasing responsibilities • 2001 - 2003 Entrepreneurial Telecom Companies • PowerNet Global • Rhythms Netconnections

11 Access, Local, and Fiber Lease External Revenue (in millions)

12 Cable Service Revenue by Product (in millions) $56.0 $55.6 $53.2 $47.4 $53.7 $64.3 $8.8 $9.2 $9.6 2016 2017 2018 Video Data Voice Other Service Revenue (not shown) consists primarily of promotions and discounts.

13 Fiber Network – DOCSIS 3.1 Deployment ▪ 63% of homes passed are now capable of supporting 1Gbps ▪ 96% of homes passed are now capable of supporting at least 100Mbps

14 Wireless Network Expansion – Effective February 1, 2018

15

Management Reports Jim Woodward Sr. VP of Finance and CFO

17 Mix of External Revenues (in millions)

18 Operating Expenses (in millions)

19 Adjusted OIBDA by Segment (in millions)

20 Capitalization – As of 12/31/18 (in millions) $848 $836 $785 $1,484 $1,412 $1,485 $36 $79 $85 2016 2017 2018 Debt (also shown: interest rate) Total Assets Cash 3.8% 4.2% 4.0%

Acquisition of Big Sandy Broadband



Map Key:
Shentel Fiber Routes
Partner Routes
Planned Routes
Shentel PoP
Internet PoP
Master Headend
Planned Shentel PoP
Potential new market
PA
MD
WV
VA
KY
IRU*
Paintsville
Prestonsburg
BIG SANDY Broadband
Harrisburg
Mechanicsburg
Carlisle
Shippensburg
York
Gettysburg
Hanover
Greencastle
Waynesboro
Hagerstown
Cumberland
Morgantown
Oakland
Berkeley Springs
Martinsburg
Shepherdstown
Salem
Clarksburg
Bridgeport
Winchester
Berryville
Ashburn (Equinix)
Belington
Leesburg
Grantsville
Weston
Petersburg
Strasburg
Front Royal
Herndon
Woodstock
Edinburg
Sutton
Franklin
New Market
Warrenton
Culpeper
Harrisonburg
Charleston
Marlinton
Marmet
Summersville
Staunton
Waynesboro
Charlottesville
Madison
Omar
Beckley
Ronceverte
Covington
Lexington
Pineville
Welch
Princeton
Buchanan
Amherst
Dillwyn
Richmond
Lynchburg
Appomattox
Farmville
Blacksburg
Radford
Roanoke
Bedford
Rustburg
Crewe
Dinwiddie
Rocky Mount
Keysville
Blackstone
Lebanon
Wytheville
Kenbridge
Floyd
Martinsville
South Boston
Clarksville
South Hill
Lawrenceville
Stuart
Danville
Atlanta, GA (Tdx)

SHENTEL

*IRUs to the Shentel network are available.

21

22

Management Reports Dave Heimbach EVP and COO

24 PCS Postpaid Subscribers (in thousands) (Year End)

25 PCS Postpaid Average Revenue Per Unit

26 PCS Prepaid Subscribers (in thousands) (Year End)

27 PCS Prepaid - Average Revenue per User

28 Cable Revenue Generating Units (in thousands) x Customers 80,114 77,366 77,828 (Year End)

29 Cable Average Monthly Revenue per Customer

30 Wireline Customers (Year End) 14,314 14,353 14,464 18,443 17,933 19,131 2016 2017 2018 2016 2017 2018 Access Lines Broadband

31 Fixed Wireless

32 Investing in the Future (in millions) Capex Spending

April 16, 2019 2019 Shareholder Meeting